Exhibit 99.2

EMPIRE STATE REALTY TRUST

Supplemental Operating and Financial Data

For the Quarter Ended December 31, 2014

Fourth Quarter 2014

Forward-looking Statements

We make forward-looking statements in this supplemental package within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. You should not rely on them as predictions of future events. For these statements, we claim the protections of the safe harbor for forward-looking statements contained in such Sections.

You can identify forward-looking statements by the use of forward-looking terminology such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” “estimates,” “contemplates,” “aims,” “continues,” “would” or “anticipates” or similar words or phrases in the positive or negative. In particular, forward looking statements include those pertaining to our capital resources, portfolio performance, dividend policy, results of operations, anticipated growth in our portfolio from operations, acquisitions, and market conditions and demographics.

Forward-looking statements involve numerous risks and uncertainties, many of which are difficult to predict and generally beyond our control. They depend on assumptions, data or methods which may be incorrect or imprecise, and we may not be able to realize them. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all).

The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: changes in our industry and markets, either nationally or in Manhattan or the greater New York metropolitan area; resolution of the appeals related to the class actions filed against us; reduced demand for office or retail space; general volatility of the capital and credit markets and the market price of our Class A common stock and listed operating partnership units; changes in our business strategy; defaults on, early terminations of, or non-renewal of leases by, tenants; insolvency of a major tenant or a significant number of smaller tenants; fluctuations in interest rates; increased operating costs; declining real estate valuations and impairment charges; our failure to obtain necessary financing; our expected leverage; decreased rental rates or increased vacancy rates; our failure to generate sufficient cash flows to service our outstanding indebtedness; our failure to redevelop, renovate and reposition properties successfully or on the anticipated timeline or at the anticipated costs; difficulties in identifying properties to acquire and completing acquisitions; risks of real estate acquisitions, dispositions and development (including our Metro Tower development site), including construction delays and cost overruns; our failure to operate acquired properties and operations successfully; our ability to manage our growth effectively; changes in governmental regulations, tax laws and rates and similar matters; our failure to qualify as a REIT; a future terrorist event in the U.S.; environmental uncertainties and risks related to adverse weather conditions and natural disasters; lack or insufficient amounts of insurance; financial market fluctuations; availability of, and our ability to attract and retain, qualified personnel; conflicts of interest affecting our senior management team; competition; changes in real estate and zoning laws and increases in real property tax rates; and our ability to comply with the laws, rules and regulations applicable to companies and, in particular, public companies.

While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. We disclaim any obligation to update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, or new information, data or methods, future events or other changes after the date of this presentation, except as required by applicable law.

For a further discussion of these and other factors that could impact our future results, performance or transactions, see the section entitled “Risk Factors” beginning on page 11 of our Annual Report on Form 10-K for the year ended December 31, 2013 and on page 59 of our Quarterly Report on Form 10-Q for the quarter ended June 30, 2014 and other risks described in documents we subsequently file from time to time with the Securities and Exchange Commission.

Fourth Quarter 2014

COMPANY PROFILE

Empire State Realty Trust, Inc., or the Company, is a leading real estate investment trust (REIT) that owns, manages, operates, acquires and repositions office and retail properties in Manhattan and the greater New York metropolitan area, including the Empire State Building, the world’s most famous office building.

BOARD OF DIRECTORS
Anthony E. Malkin	William H. Berkman	Alice M. Connell
Chairman and Chief Executive	Director, Chair of Compensation	Director
Officer	and Nominating/Corporate
Governance Committees

Thomas J. DeRosa	Steven J. Gilbert	S. Michael Giliberto
Director, Chair of	Director, Lead Director	Director
Audit Committee

James D. Robinson IV
Director

EXECUTIVE MANAGEMENT
Anthony E. Malkin	John B. Kessler	Thomas P. Durels
Chairman and Chief Executive	President and Chief Operating	Executive Vice President and
Officer	Officer	Director of Leasing and
Operations

David A. Karp	Thomas N. Keltner, Jr.
Executive Vice President, Chief	Executive Vice President,
Financial Officer and Treasurer	General Counsel and Secretary

COMPANY INFORMATION
Corporate Headquarters	Investor Relations	New York Stock Exchange
One Grand Central Place	David A. Karp	Trading Symbol: ESRT
60 East 42nd Street	IR@empirestaterealtytrust.com
New York, NY 10165 www.empirestaterealtytrust.com
(212) 687-8700

Fourth Quarter 2014

Financial Highlights

(unaudited and dollars in thousands, except per share amounts)

					Period from October 7, 2013 through December 31, 2013
	Three Months Ended
Selected Items:	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014
Revenue	$170,411	$169,441	$155,168	$140,306	$127,583
EBITDA (1)	$79,846	$83,698	$71,911	$54,203	$48,405
Cash net operating income (1)	$78,161	$82,379	$66,994	$49,029	$54,000
Net income	$10,964	$22,734	$25,281	$11,231	$193,431
Core funds from operations (“Core FFO”) (1)	$65,212	$65,094	$55,408	$41,709	$41,793
Core funds available for distribution (“Core FAD”) (1)	$49,546	$49,008	$39,236	$25,839	$21,819
Core FFO per share—diluted	$0.25	$0.25	$0.23	$0.17	$0.17
Core FAD per share—diluted	$0.19	$0.19	$0.16	$0.11	$0.09
Dividends declared and paid per share	$0.085	$0.085	$0.085	$0.085	$0.0795
Portfolio Statistics:
Number of properties	20	20	18	18	18
Total rentable square footage	10,014,264	10,024,329	8,371,044	8,362,786	8,350,871
Percent occupied (2)	88.6%	88.7%	88.6%	87.2%	86.1%
Observatory Metrics:
Number of visitors	997,000	1,405,000	1,222,000	664,000	980,000
Change in visitors year over year	1.8%	0.9%	3.8%	-6.3%	8.5%
Observatory revenues	$28,167	$35,684	$30,389	$17,301	$25,389
Change in revenues year over year	10.9%	10.2%	11.4%	3.6%	10.4%
Ratios:
Consolidated Debt to Total Market Capitalization (3)	25%	28%	23%	24%	24%
Consolidated Debt and Perpetual Preferred Units to Total Market Capitalization (3)	26%	29%	23%	24%	24%
Consolidated Debt to EBITDA (4)	5.6x	4.8x	4.3x	5.6x	5.9x
Interest Coverage Ratio	5.3x	5.5x	4.9x	3.9x	3.9x
Core FFO Payout Ratio (5)	35%	35%	38%	51%	47%
Core FAD Payout Ratio (6)	46%	46%	53%	78%	89%
Class A common stock price at quarter end	$17.58	$15.02	$16.50	$15.11	$15.30
Average closing price	$16.28	$16.20	$16.07	$14.88	$14.64
Dividends per share—annualized	$0.34	$0.34	$0.34	$0.34	$0.34
Dividend yield (7)	1.9%	2.3%	2.1%	2.3%	2.2%
Private Perpetual Preferred Units outstanding ($16.62 liquidation value)	1,560,360	1,609,813	—	—	—
Common stock and operating partnership units outstanding	267,104,334	267,129,680	245,964,043	245,894,321	245,477,006

Notes:

(1)	Represents non-GAAP financial measures. For a discussion on what these metrics represent and why the Company presents them, see page 23 and for a reconciliation of these metrics to net income, see pages 18 and 19.
(2)	Based on leases signed and commenced as of end of period.
(3)	Market capitalization represents the sum of (i) Company’s common stock per share price as of December 31, 2014 multiplied by the total outstanding number of shares of common stock and operating partnership units as of December 31, 2014; (ii) the number of perpetual preferred units at December 31, 2014 multiplied by $16.62 and (iii) our outstanding indebtedness as of December 31, 2014.
(4)	Calculated based on trailing 12 months EBITDA for the fourth quarter 2014. For prior quarters, quarterly EBITDA was annualized.
(5)	Represents the amount of Core FFO paid out in distributions.
(6)	Represents the amount of Core FAD paid out in distributions.
(7)	Based on the closing price per share of Class A common stock on December 31, 2014.

Fourth Quarter 2014

Property Summary

(unaudited and dollars in thousands, except per square foot amounts)

	Three Months Ended December 31, 2014
		Manhattan	Greater New York	Standalone
	Total	Office	Office	Retail
	Portfolio	Portfolio (1)	Portfolio	Portfolio	Observatory
Number of properties	20	9	5	6
Square feet	10,014,264	7,948,743	1,861,346	204,175
Occupancy (2)	88.6%	87.7%	91.1%	100.0%
Revenue	$165,041	$113,789	$18,497	$4,588	$28,167
Operating expenses	(75,655)	(58,483)	(7,591)	(1,750)	(7,831)

Net operating income	89,386	55,306	10,906	2,838	20,336
Straight-line rent	(7,613)	(7,538)	(135)	60	—
Above/below-market lease amortization	(5,613)	(5,613)	—	—	—
Below-market ground lease amortization	2,001	2,001	—	—	—

Cash net operating income	$78,161	$44,156	$10,771	$2,898	$20,336

Leasing activity
Total leases executed	63	54	9	—
Total square footage executed	200,480	155,482	44,998	—
Average rent psf—leases executed	$55.67	$58.60	$34.93	$—
Previously escalated rents psf	$44.12	$45.23	$36.30	$—
Percentage of new rent over previously escalated rents	26.2%	29.6%	-3.8%	—
Leasing commission costs per square foot	$12.39	$13.41	$8.85	$—
Tenant improvement costs per square foot	36.92	35.28	42.58	—

Total LC and TI per square foot (3)	$49.31	$48.69	$51.43	$—

	Three Months Ended September 30, 2014
		Manhattan	Greater New York	Standalone
	Total	Office	Office	Retail
	Portfolio	Portfolio (1)	Portfolio	Portfolio	Observatory
Number of properties	20	9	5	6
Square feet	10,024,329	7,976,822	1,843,332	204,175
Occupancy (2)	88.7%	87.7%	91.8%	100.0%
Revenue	$163,076	$103,528	$19,053	$4,811	$35,684
Operating expenses	(69,336)	(52,916)	(7,773)	(1,538)	(7,109)

Net operating income	93,740	50,612	11,280	3,273	28,575
Straight-line rent	(8,543)	(8,858)	433	(118)	—
Above/below-market lease amortization	(4,568)	(4,568)	—	—	—
Below-market ground lease amortization	1,750	1,750	—	—	—

Cash net operating income	$82,379	$38,936	$11,713	$3,155	$28,575

Leasing activity
Total leases executed	57	48	9	—
Total square footage executed	181,743	143,290	38,453	—
Average rent psf—leases executed	$51.11	$55.80	$33.65	$—
Previously escalated rents psf	$42.67	$44.99	$34.02	$—
Percentage of new rent over previously escalated rents	19.8%	24.0%	-1.1%	—
Leasing commission costs per square foot	$14.30	$16.97	$4.34	$—
Tenant improvement costs per square foot	43.54	53.14	7.79	—

Total LC and TI per square foot (3)	$57.84	$70.11	$12.13	$—

Fourth Quarter 2014

Property Summary

(unaudited and dollars in thousands, except per square foot amounts)

Three Months Ended June 30, 2014
Manhattan	Greater New York	Standalone
Total	Office	Office	Retail
Portfolio	Portfolio (1)	Portfolio	Portfolio	Observatory
Number of properties	18	7	5	6
Square feet	8,371,044	6,323,271	1,843,598	204,175
Occupancy (2)	88.6%	87.8%	90.2%	100.0%
Revenue	$140,477	$86,693	$18,991	$4,404	$30,389
Operating expenses	(60,902)	(44,527)	(7,902)	(1,353)	(7,120)

Net operating income	79,575	42,166	11,089	3,051	23,269
Straight-line rent	(10,979)	(10,540)	(192)	(247)	—
Above/below-market lease amortization	(2,028)	(2,028)	—	—	—
Below-market ground lease amortization	426	426	—	—	—

Cash net operating income	$66,994	$30,024	$10,897	$2,804	$23,269

Leasing activity
Total leases executed	69	58	11	—
Total square footage executed	211,259	172,212	39,047	—
Average rent psf—leases executed	$49.05	$51.54	$37.53	$—
Previously escalated rents psf	$41.15	$41.03	$41.30	$—
Percentage of new rent over previously escalated rents	19.2%	25.6%	-9.1%	—
Leasing commission costs per square foot	$15.20	$16.52	$9.41	$—
Tenant improvement costs per square foot	45.65	51.29	20.78	—

Total LC and TI per square foot (3)	$60.85	$67.81	$30.19	$—

Three Months Ended March 31, 2014
Manhattan	Greater New York	Standalone
Total	Office	Office	Retail
Portfolio	Portfolio (1)	Portfolio	Portfolio	Observatory
Number of properties	18	7	5	6
Square feet	8,362,786	6,318,516	1,840,095	204,175
Occupancy (2)	87.2%	86.2%	89.5%	98.9%
Revenue	$124,732	$84,946	$17,985	$4,500	$17,301
Operating expenses	(61,665)	(44,438)	(8,854)	(1,392)	(6,981)

Net operating income	63,067	40,508	9,131	3,108	10,320
Straight-line rent	(12,580)	(12,748)	250	(82)	—
Above/below-market lease amortization	(1,884)	(1,884)	—	—	—
Below-market ground lease amortization	426	426	—	—	—

Cash net operating income	$49,029	$26,302	$9,381	$3,026	$10,320

Leasing activity
Total leases executed	50	46	4	—
Total square footage executed	191,319	172,716	18,603	—
Average rent psf—leases executed	$48.03	$49.42	$35.11	$—
Previously escalated rents psf	$41.47	$40.43	$51.14	$—
Percentage of new rent over previously escalated rents	15.8%	22.3%	-31.3%	—
Leasing commission costs per square foot	$14.75	$15.07	$11.71	$—
Tenant improvement costs per square foot	53.36	54.25	46.11	—

Total LC and TI per square foot (3)	$68.11	$69.32	$57.82	$—

Fourth Quarter 2014

Property Summary

(unaudited and dollars in thousands, except per square foot amounts)

	Period from October 7, 2013 through December 31, 2013
		Manhattan	Greater New York	Standalone
	Total	Office	Office	Retail
	Portfolio	Portfolio (1)	Portfolio	Portfolio	Observatory
Number of properties	18	7	5	6
Square feet	8,350,871	6,306,601	1,840,095	204,175
Occupancy (2)	86.1%	84.7%	89.7%	97.7%
Revenue	$121,768	$77,584	$16,731	$3,718	$23,735
Operating expenses	(57,331)	(42,628)	(7,838)	(1,178)	(5,687)

Net operating income	64,437	34,956	8,893	2,540	18,048
Straight-line rent	(8,932)	(8,807)	(94)	(31)	—
Above/below-market lease amortization	(1,903)	(1,903)	—	—	—
Below-market ground lease amortization	398	398	—	—	—

Cash net operating income	$54,000	$24,644	$8,799	$2,509	$18,048

Leasing activity
Total leases executed	55	47	6	2
Total square footage executed	414,806	362,844	45,705	6,257
Average rent psf—leases executed	$43.82	$42.92	$35.57	$156.15
Previously escalated rents psf	$41.29	$39.70	$41.06	$135.18
Percentage of new rent over previously escalated rents	6.1%	8.1%	-13.4%	15.5%
Leasing commission costs per square foot	$19.29	$19.64	$9.26	$72.15
Tenant improvement costs per square foot	38.26	39.12	36.68	—

Total LC and TI per square foot (3)	$57.55	$58.76	$45.94	$72.15

Notes:

(1)	Includes 523,463 rentable square feet of retail space in the Company’s nine Manhattan office properties.
(2)	Based on leases signed and commenced as of period end.
(3)	Presents all tenant improvement and leasing commission costs as if they were incurred in the period in which the lease was signed, which may be different than the period in which they were actually paid.

Fourth Quarter 2014

Same Store Summary

(unaudited and dollars in thousands, except per square foot amounts)

	Total Portfolio (Excluding Observatory)—Same Store (1)
					Period from October 7, 2013 through December 31, 2013
	Three Months Ended
	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014
Number of properties	18	18	18	18	18
Square feet	8,362,744	8,372,784	8,371,044	8,362,786	8,350,871
Occupancy (2)	89.2%	89.2%	88.6%	87.2%	86.1%
Revenue	$116,347	$110,414	$110,088	$107,431	$98,033
Operating expenses	(58,815)	(55,393)	(53,782)	(54,684)	(51,644)

Net operating income	57,532	55,021	56,306	52,747	46,389
Straight-line rent	(5,237)	(7,132)	(10,979)	(12,580)	(8,932)
Above/below-market lease amortization	(2,449)	(1,892)	(2,028)	(1,884)	(1,903)
Below-market ground lease amortization	426	426	426	426	398

Cash net operating income	$50,272	$46,423	$43,725	$38,709	$35,952

Leasing activity
Total leases executed	56	55	69	50	55
Total square footage executed	172,168	179,366	212,259	191,319	414,806
Average rent psf—leases executed	$60.03	$51.20	$49.05	$48.03	$43.82
Previously escalated rents psf	$46.43	$42.64	$41.15	$41.47	$41.29
Percentage of new rent over previously escalated rents	29.3%	20.1%	19.2%	15.8%	6.1%
Leasing commission costs per square foot	$14.18	$14.45	$15.20	$14.75	$19.29
Tenant improvement costs per square foot	42.72	44.08	45.65	53.36	38.26

Total LC and TI per square foot (3)	$56.90	$58.53	$60.85	$68.11	$57.55

	Manhattan Office Portfolio—Same Store (1)
					Period from October 7, 2013 through December 31, 2013
	Three Months Ended
	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014
Number of properties	7	7	7	7	7
Square feet	6,297,223	6,325,276	6,323,271	6,318,516	6,306,601
Occupancy (2)	88.3%	88.1%	87.8%	86.2%	84.7%
Revenue	$93,262	$86,550	$86,693	$84,946	$77,584
Operating expenses	(49,474)	(46,082)	(44,527)	(44,438)	(42,628)

Net operating income	43,788	40,468	42,166	40,508	34,956
Straight-line rent	(5,162)	(7,447)	(10,540)	(12,748)	(8,807)
Above/below-market lease amortization	(2,449)	(1,892)	(2,028)	(1,884)	(1,903)
Below-market ground lease amortization	426	426	426	426	398

Cash net operating income	$36,603	$31,555	$30,024	$26,302	$24,644

Leasing activity
Total leases executed	47	46	58	46	47
Total square footage executed	127,170	140,913	172,212	172,716	362,844
Average rent psf—leases executed	$64.36	$56.00	$51.54	$49.42	$42.92
Previously escalated rents psf	$48.17	$44.99	$41.03	$40.43	$39.70
Percentage of new rent over previously escalated rents	33.6%	24.5%	25.6%	22.3%	8.1%
Leasing commission costs per square foot	$16.11	$17.21	$16.52	$15.07	$19.64
Tenant improvement costs per square foot	42.76	53.98	51.29	54.25	39.12

Total LC and TI per square foot (3)	$58.87	$71.19	$67.81	$69.32	$58.76

Notes:

(1)	Defined as the total portfolio excluding 112 West 34th Street and 1400 Broadway which the Company acquired on July 15, 2014 and the observatory.
(2)	Based on leases signed and commenced as of period end.
(3)	Presents all tenant improvement and leasing commission costs as if they were incurred in the period in which the lease was signed, which may be different than the period in which they were actually paid.

Fourth Quarter 2014

Property Detail

(unaudited)

Property Name	Location or Sub-Market	Rentable Square Feet (1)	Percent Occupied (2)	Annualized Rent (3)	Annualized Rent per Occupied Square Foot (4)	Number of Leases (5)
Manhattan Office Properties—Office
The Empire State Building (6)	Penn Station - Times Sq. South	2,657,171	84.4%	$103,758,255	$46.28	187
One Grand Central Place	Grand Central	1,185,760	88.4%	51,608,389	49.25	280
1400 Broadway (10) (11)	Penn Station - Times Sq. South	890,650	89.2%	31,897,395	40.15	63
112 West 34th Street (10) (12)	Penn Station - Times Sq. South	650,828	78.8%	23,425,275	45.70	31
250 West 57th Street	Columbus Circle - West Side	478,093	84.7%	20,086,792	49.59	150
501 Seventh Avenue	Penn Station - Times Sq. South	456,017	95.1%	18,185,475	41.93	34
1359 Broadway	Penn Station - Times Sq. South	446,106	97.4%	19,482,497	44.86	34
1350 Broadway (8)	Penn Station - Times Sq. South	368,359	91.1%	15,697,008	46.78	69
1333 Broadway	Penn Station - Times Sq. South	292,296	98.7%	12,894,262	44.70	9

Manhattan Office Properties—Office		7,425,280	87.5%	297,035,348	45.74	857

Manhattan Office Properties—Retail
The Empire State Building (7)	Penn Station - Times Sq. South	142,586	93.4%	15,438,567	115.88	17
One Grand Central Place	Grand Central	66,303	92.3%	6,593,422	107.80	17
1400 Broadway (10) (11)	Penn Station - Times Sq. South	17,587	71.6%	1,347,584	106.94	8
112 West 34th Street (10) (12)	Penn Station - Times Sq. South	92,455	97.5%	3,592,267	39.87	2
250 West 57th Street	Columbus Circle - West Side	49,534	84.7%	5,139,251	122.52	7
501 Seventh Avenue	Penn Station - Times Sq. South	35,495	96.4%	1,912,656	55.90	9
1359 Broadway	Penn Station - Times Sq. South	25,123	36.0%	1,250,211	138.30	5
1350 Broadway (8)	Penn Station - Times Sq. South	31,714	100.0%	6,336,660	199.81	6
1333 Broadway	Penn Station - Times Sq. South	62,666	95.6%	6,683,350	111.52	4

Manhattan Office Properties—Retail		523,463	90.5%	48,293,968	101.90	75

Sub-Total/Weighted Average
Manhattan Office Properties—Office and Retail		7,948,743	87.7%	345,329,316	49.55	932

Greater New York Metropolitan Area Office Properties
First Stamford Place (9)	Stamford, CT	794,589	91.4%	29,925,326	41.21	53
Metro Center	Stamford, CT	282,433	96.9%	15,009,846	54.85	30
383 Main Street	Norwalk, CT	260,255	87.2%	7,354,822	32.41	20
500 Mamaroneck Avenue	Harrison, NY	294,772	91.7%	7,834,185	28.97	35
10 Bank Street	White Plains, NY	229,297	86.9%	7,074,508	35.49	29

Sub-Total/Weighted Average Greater New York Metropolitan Area Office Properties		1,861,346	91.1%	67,198,687	39.61	167

Standalone Retail Properties
10 Union Square	Union Square	58,005	100.0%	6,049,873	104.30	14
1542 Third Avenue	Upper East Side	56,250	100.0%	3,274,958	58.22	4
1010 Third Avenue	Upper East Side	44,662	100.0%	3,281,277	73.47	2
77 West 55th Street	Midtown	24,102	100.0%	2,518,656	104.50	3
69-97 Main Street	Westport, CT	16,826	100.0%	2,068,956	122.96	5
103-107 Main Street	Westport, CT	4,330	100.0%	581,040	134.19	1

Sub-Total/Weighted Average Standalone Retail Properties		204,175	100.0%	17,774,760	87.06	29

Portfolio Total		10,014,264	88.6%	$430,302,763	$48.51	1,128

Total/Weighted Average Office Properties		9,286,626	88.2%	$364,234,035	$44.47	1,024
Total/Weighted Average Retail Properties		727,638	93.2%	66,068,728	97.43	104

Portfolio Total		10,014,264	88.6%	$430,302,763	$48.51	1,128

Notes:

(1)	Excludes (i) 151,172 square feet of space across the Company’s portfolio attributable to building management use and tenant amenities and (ii) 69,757 square feet of space attributable to the Company’s observatory.
(2)	Based on leases signed and commenced as of December 31, 2014.
(3)	Represents annualized base rent and current reimbursement for operating expenses and real estate taxes.
(4)	Represents annualized rent under leases commenced as of December 31, 2014 divided by occupied square feet.
(5)	Represents the number of leases at each property or on a portfolio basis. If a tenant has more than one lease, whether or not at the same property, but with different expirations, the number of leases is calculated equal to the number of leases with different expirations.
(6)	Includes 86,902 rentable square feet of space leased by the Company’s broadcasting tenants.
(7)	Includes 5,300 rentable square feet of space leased by Host Services of New York, a licensee of the Company’s observatory.
(8)	Denotes a ground leasehold interest in the property with a remaining term, including unilateral extension rights available to the Company, of approximately 36 years (expiring July 31, 2050).
(9)	First Stamford Place consists of three buildings.
(10)	Property was acquired by the Company on July 15, 2014.
(11)	Denotes a ground leasehold interest in the property with a remaining term, including unilateral extension rights available to the Company, of approximately 49 years (expiring December 31, 2063).
(12)	Denotes a ground leasehold interest in the property with a remaining term, including unilateral extension rights available to the Company, of approximately 63 years (expiring May 31, 2077).

Fourth Quarter 2014

Tenant Lease Expirations

(unaudited)

Total Lease Expirations	Number of Leases Expiring (1)	Rentable Square Feet Expiring (2)	Percent of Portfolio Rentable Square Feet Expiring	Annualized Rent (3)	Percent of Portfolio Annualized Rent (4)	Annualized Rent Per Rentable Square Foot
Available	—	1,036,926	10.3%	$—	0.0%	$—
Signed leases not commenced	26	108,481	1.1%	—	0.0%	—
2015	314	998,150	10.0%	45,751,551	10.6%	45.84
2016	147	720,912	7.2%	30,719,392	7.1%	42.61
2017	155	714,998	7.1%	34,662,475	8.1%	48.48
2018	137	777,689	7.8%	35,670,139	8.3%	45.87
2019	96	690,106	6.9%	31,584,024	7.3%	45.77
2020	82	788,814	7.9%	41,307,280	9.6%	52.37
2021	47	511,960	5.1%	26,407,436	6.1%	51.58
2022	42	419,738	4.2%	23,160,205	5.4%	55.18
2023	35	522,138	5.2%	26,820,968	6.2%	51.37
2024	30	541,677	5.4%	28,216,031	6.6%	52.09
Thereafter	43	2,182,675	21.9%	106,003,262	24.6%	48.57

Total	1,154	10,014,264	100.0%	$430,302,763	100.0%	$48.51

Notes:

(1)	If a lease has two different expiration dates, it is considered to be two leases (for the purpose of lease count and square footage).
(2)	Excludes (i) 151,172 rentable square feet of space across the Company portfolio attributable to building management use and tenant amenities and (ii) 69,757 square feet of space attributable to the Company’s observatory.
(3)	Represents annualized base rent and current reimbursement for operating expenses and real estate taxes.
(4)	Represents the percentage of annualized rent of the Company’s office and retail portfolio in the aggregate.

Fourth Quarter 2014

Tenant Lease Expirations

(unaudited)

Manhattan Office Properties (1)	Number of Leases Expiring (2)	Rentable Square Feet Expiring (3)	Percent of Portfolio Rentable Square Feet Expiring	Annualized Rent (4)	Percent of Portfolio Annualized Rent (5)	Annualized Rent Per Rentable Square Foot
Available	—	855,059	11.5%	$—	0.0%	$—
Signed leases not commenced	18	75,986	1.0%	—	0.0%	—
2015	271	861,874	11.6%	38,349,249	12.9%	44.50
2016	116	468,927	6.3%	20,872,910	7.0%	44.51
2017	125	522,870	7.0%	24,689,143	8.3%	47.22
2018	97	485,645	6.5%	23,506,839	7.9%	48.40
2019	70	397,683	5.4%	18,389,329	6.2%	46.24
2020	52	515,029	6.9%	22,753,483	7.7%	44.18
2021	34	364,528	4.9%	16,816,440	5.7%	46.13
2022	26	187,639	2.5%	9,618,492	3.2%	51.26
2023	24	360,307	4.9%	16,793,314	5.7%	46.61
2024	14	336,658	4.5%	15,412,628	5.2%	45.78
Thereafter	28	1,993,075	26.8%	89,833,521	30.2%	45.07

Total Manhattan office properties	875	7,425,280	100.0%	297,035,348	100.0%	45.74

Greater New York Metropolitan Area Office Properties
Available	—	132,343	7.1%	—	0.0%	—
Signed leases not commenced	8	32,495	1.7%	—	0.0%	—
2015	27	103,306	5.6%	4,282,828	6.4%	41.46
2016	16	74,533	4.0%	2,993,986	4.5%	40.17
2017	23	145,308	7.8%	5,841,872	8.7%	40.20
2018	34	266,141	14.3%	9,827,780	14.6%	36.93
2019	20	265,476	14.3%	10,258,396	15.3%	38.64
2020	19	210,119	11.3%	8,229,074	12.2%	39.16
2021	7	118,495	6.4%	5,122,248	7.6%	43.23
2022	6	168,044	9.0%	6,578,957	9.8%	39.15
2023	5	114,106	6.1%	4,823,205	7.2%	42.27
2024	2	174,448	9.4%	7,063,701	10.5%	40.49
Thereafter	8	56,532	3.0%	2,176,640	3.2%	38.50

Total greater New York metropolitan area office properties	175	1,861,346	100.0%	67,198,687	100.0%	39.61

Retail Properties
Available	—	49,524	6.8%	—	0.0%	—
Signed leases not commenced	—	—	0.0%	—	0.0%	—
2015	16	32,970	4.5%	3,119,474	4.7%	94.62
2016	15	177,452	24.4%	6,852,496	10.4%	38.62
2017	7	46,820	6.4%	4,131,460	6.3%	88.24
2018	6	25,903	3.6%	2,335,520	3.5%	90.16
2019	6	26,947	3.7%	2,936,299	4.4%	108.97
2020	11	63,666	8.7%	10,324,723	15.6%	162.17
2021	6	28,937	4.0%	4,468,748	6.8%	154.43
2022	10	64,055	8.8%	6,962,756	10.5%	108.70
2023	6	47,725	6.6%	5,204,449	7.9%	109.05
2024	14	30,571	4.2%	5,739,702	8.7%	187.75
Thereafter	7	133,068	18.3%	13,993,101	21.2%	105.16

Total retail properties	104	727,638	100.0%	66,068,728	100.0%	97.43

Total portfolio lease expirations	1,154	10,014,264	100.0%	$430,302,763	100.0%	$48.51

Notes:

(1)	Excludes (i) retail space in the Company’s Manhattan office properties and (ii) the Empire State Building broadcasting licenses and observatory operations.
(2)	If a lease has two different expiration dates, it is considered to be two leases (for the purpose of lease count and square footage).
(3)	Excludes (i) 151,172 rentable square feet of space across the Company portfolio attributable to building management use and tenant amenities and (ii) 69,757 square feet of space attributable to the Company’s observatory.
(4)	Represents annualized base rent and current reimbursement for operating expenses and real estate taxes.
(5)	Represents the percentage of annualized rent of the Company’s office and retail portfolio in the aggregate.

Fourth Quarter 2014

Tenant Lease Expirations

(unaudited)

Empire State Building Office (1)	Number of Leases Expiring (2)	Rentable Square Feet Expiring (3)	Percent of Portfolio Rentable Square Feet Expiring	Annualized Rent (4)	Percent of Portfolio Annualized Rent (5)	Annualized Rent Per Rentable Square Foot
Available	—	373,367	14.1%	$—	0.0%	$—
Signed leases not commenced	6	41,796	1.6%	—	0.0%	—
2015	43	216,616	8.2%	9,433,984	9.1%	43.55
2016	16	76,060	2.9%	3,387,163	3.3%	44.53
2017	24	82,276	3.1%	4,355,598	4.2%	52.94
2018	23	92,923	3.5%	4,113,765	4.0%	44.27
2019	14	62,989	2.4%	2,955,249	2.8%	46.92
2020	21	250,411	9.4%	11,300,880	10.9%	45.13
2021	11	83,520	3.1%	3,926,672	3.8%	47.01
2022	11	48,869	1.8%	2,386,718	2.3%	48.84
2023	7	35,699	1.3%	1,899,009	1.8%	53.20
2024	7	140,386	5.3%	6,853,793	6.6%	48.82
Thereafter	10	1,152,259	43.4%	53,145,424	51.2%	46.12

Total Empire State Building office	193	2,657,171	100.0%	$103,758,255	100.0%	$46.28

Notes:

(1)	Excludes retail space, broadcasting licenses and observatory operations
(2)	If a lease has two different expiration dates, it is considered to be two leases (for the purpose of lease count and square footage).
(3)	Excludes 31,271 rentable square feet of space attributable to building management use.
(4)	Represents annualized base rent and current reimbursement for operating expenses and real estate taxes.
(5)	Represents the percentage of annualized rent of the Company’s office and retail portfolio in the aggregate.

Fourth Quarter 2014

20 Largest Tenants and Portfolio Tenant Diversification by Industry

(unaudited)

20 Largest Tenants	Number of Leases	Number of Properties	Lease Expiration (1)	Weighted Average Remaining Lease Term(2)	Total Occupied Square Feet (3)	Percent of Portfolio Rentable Square Feet (4)	Annualized Rent (5)	Percent of Portfolio Annualized Rent (6)
1. Global Brands Group	3	2	Oct. 2021-Oct. 2027	12.8 years	698,488	7.0%	$29,079,744	6.8%
2. Coty	1	1	Jan. 2030	15.0 years	311,242	3.1%	15,501,116	3.6%
3. PVH Corp.	1	1	Oct. 2028	13.8 years	215,988	2.2%	9,213,027	2.2%
4. Thomson Reuters	4	2	Apr. 2018-Apr. 2020	4.3 years	147,208	1.5%	7,615,166	1.8%
5. LinkedIn	1	1	Feb. 2026	11.2 years	152,411	1.5%	7,207,894	1.7%
6. Li & Fung	3	1	Oct. 2021-Oct. 2027	12.8 years	147,641	1.5%	6,478,122	1.5%
7. Urban Outfitters	1	1	Sept. 2029	14.8 years	56,730	0.6%	6,200,000	1.4%
8. Legg Mason	1	1	Sept. 2024	9.8 years	138,868	1.4%	6,129,370	1.4%
9. Federal Deposit Insurance Corporation	1	1	Feb. 2020	5.2 years	121,879	1.1%	6,037,013	1.4%
10. Duane Reade	3	3	Feb. 2021-Sept. 2027	12.8 years	46,976	0.5%	5,897,357	1.4%
11. Footlocker	2	1	Apr. 2016	1.3 years	170,187	1.7%	5,377,020	1.3%
12. Host Services of New York	1	1	May 2020	5.4 years	5,300	0.1%	5,064,790	1.2%
13. Kohl’s	1	1	May 2029	14.4 years	111,834	1.1%	4,404,896	1.0%
14. Aeropostale	2	1	Nov. 2015-Nov. 2016	1.9 years	88,760	0.9%	4,118,948	1.0%
15. Odyssey Reinsurance	1	1	Sept. 2022	7.8 years	101,619	1.0%	3,843,803	0.9%
16. The Interpublic Group of Companies	1	1	Aug. 2024	9.6 years	86,561	0.9%	3,767,237	0.9%
17. Shutterstock	1	1	Sept. 2024	9.8 years	82,331	0.7%	3,658,715	0.9%
18. Bank of America	3	3	Apr. 2015-Feb. 2018	3.2 years	29,671	0.3%	3,363,542	0.7%
19. Reed Elsevier	1	1	Nov. 2019	4.9 years	96,727	0.9%	3,252,809	0.7%
20. Human Rights Watch	1	1	Oct. 2026	11.8 years	65,660	0.7%	3,209,214	0.7%

Total	33				2,876,081	28.7%	$139,419,783	32.5%

Notes:

(1)	Expiration dates are per lease and do not assume exercise of renewal or extension options. None of these leases contain early termination options. For tenants with more than two leases, the lease expiration is shown as a range.
(2)	Represents the weighted average lease term, based on annualized rent.
(3)	Based on leases signed and commenced as of December 31, 2014.
(4)	Represents the percentage of rentable square feet of the Company’s office and retail portfolios in the aggregate.
(5)	Represents annualized base rent and current reimbursement for operating expenses and real estate taxes.
(6)	Represents the percentage of annualized rent of the Company’s office and retail portfolios in the aggregate.

Portfolio Tenant Diversification by Industry (based on annualized rent)

Fourth Quarter 2014

Capital Expenditures and Redevelopment Program

(unaudited)

Capital expenditures	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014
Tenant improvements—first generation	$29,620	$28,462	$16,827	$5,095
Tenant improvements—second generation	1,020	3,090	3,250	1,038
Leasing commissions—first generation	2,481	2,945	1,207	1,045
Leasing commissions—second generation	386	1,401	1,229	880
Building improvements—first generation	13,678	24,328	11,721	11,241
Building improvements—second generation	2,391	893	344	1,106

Total	$49,576	$61,119	$34,578	$20,405

Redevelopment program components

•	Upgrading common areas: lobbies, elevators, corridors and bathrooms

•	Installing energy efficient building systems

•	Improving roofs, windows and facades

•	Optimizing base floors for retail

Current redevelopment program (1) (2)

•	Spent to date: $594 million

•	To be invested: $75 to $115 million between 2015 and 2016

Redevelopment program by square feet (1) (2)

•	Future redevelopment (Empire State Building) - 600,000 square feet

•	Future redevelopment (other Manhattan properties) - 1,600,000 square feet

•	Redevelopment completed - 5,800,000 square feet

Inventory of vacant space (2)

•	Developed - 63%

•	Undeveloped - 37%

Inventory of undeveloped space (2)

•	Vacant - 15%

•	Expires in 2015 through 2016 - 42%

•	Expires in 2017 and thereafter - 43%

Notes:

(1)	These estimates are based on the Company’s current budgets (which do not include tenant improvements and leasing commission costs) and are subject to change.
(2)	Redevelopment program is for the Manhattan office assets only. Square footage based on market measurement. Developed space includes space that has been demolished and completed asbestos abatement and available for lease up or ready to be prebuilt. Permanent building use spaces, amenity spaces and broadcasting spaces are excluded.

Fourth Quarter 2014

Observatory Summary

(unaudited and in thousands)

	Three Months Ended
Observatory NOI	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014	December 31, 2013
Observatory revenue	$28,167	$35,684	$30,389	$17,301	$25,389
Observatory expenses	7,831	7,109	7,120	6,981	6,193

NOI	20,336	28,575	23,269	10,320	19,196
Intercompany rent expense (1)	17,874	19,936	16,283	15,200	20,276

NOI after intercompany rent	$2,462	$8,639	$6,986	$(4,880)	$(1,080)

Note:

(1)	The observatory pays a market-based rent payment comprised of fixed and percentage rent to the Empire State Building. We recognize intercompany percentage rent expense in the interim periods as it is probable that percentage rent will be incurred based upon management’s estimates. Prior to the consolidation and formation transactions, Empire State Building Company, LLC recorded percentage rent when incurred, which resulted in rent expense being recognized primarily in the third and fourth quarters. Intercompany rent is eliminated upon consolidation.

Annual Observatory Revenues 2010 to 2014

Fourth Quarter 2014

Condensed Consolidated Balance Sheets

(unaudited and dollars in thousands)

	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014	December 31, 2013
Assets
Commercial real estate properties, at cost:
Land	$201,196	$201,172	$187,566	$187,566	$187,566
Development costs	6,986	6,971	6,861	6,459	6,459
Building and improvements	1,931,681	1,899,467	1,508,309	1,473,665	1,455,398

	2,139,863	2,107,610	1,702,736	1,667,690	1,649,423
Less: accumulated depreciation	(377,552)	(354,730)	(332,766)	(315,256)	(295,351)

Commercial real estate properties, net	1,762,311	1,752,880	1,369,970	1,352,434	1,354,072
Cash and cash equivalents	45,732	52,918	41,791	44,703	60,743
Restricted cash	60,273	63,821	55,482	54,832	55,621
Tenant and other receivables, net	23,745	29,837	26,185	29,644	24,817
Deferred rent receivables, net	102,104	94,837	85,948	74,971	62,689
Prepaid expenses and other assets	48,504	31,091	39,658	23,535	35,407
Deferred costs, net	80,212	80,396	77,035	79,032	78,938
Acquired below-market ground leases, net	391,887	392,756	61,460	61,886	62,312
Acquired lease intangibles, net	290,248	312,001	227,617	237,900	249,983
Goodwill	491,479	491,479	491,479	491,479	491,479

Total assets	$3,296,495	$3,302,016	$2,476,625	$2,450,416	$2,476,061

Liabilities and Equity
Mortgage notes	$903,985	$1,005,569	$873,863	$878,545	$883,112
Term loan and credit facility	470,000	355,600	355,000	325,000	325,000
Senior unsecured notes	237,667	236,999	—	—	—
Accounts payable and accrued expenses	96,563	97,413	74,807	71,712	81,908
Acquired below-market leases, net	138,859	148,493	120,219	125,106	129,882
Deferred revenue and other liabilities	27,876	24,728	18,722	22,574	21,568
Tenants’ security deposits	40,448	40,111	34,170	32,939	31,406

Total liabilities	1,915,398	1,908,913	1,476,781	1,455,876	1,472,876
Total equity	1,381,097	1,393,103	999,844	994,540	1,003,185

Total liabilities and equity	$3,296,495	$3,302,016	$2,476,625	$2,450,416	$2,476,061

Fourth Quarter 2014

Condensed Consolidated Statements of Income

(unaudited and in thousands, except per share amounts)

					Period from October 7, 2013
	Three Months Ended				through
	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014	December 31, 2013
Revenues
Rental revenue	$112,259	$106,152	$92,210	$90,204	$79,987
Tenant expense reimbursement	18,160	20,034	14,304	15,153	15,836
Observatory revenue	28,167	35,684	30,389	17,301	23,735
Construction revenue	4,918	5,804	12,963	14,963	5,265
Third party management and other fees	451	561	753	611	550
Other revenue and fees	6,456	1,206	4,549	2,074	2,210

Total revenues	170,411	169,441	155,168	140,306	127,583
Operating expenses
Property operating expenses	41,748	38,291	35,149	35,860	34,055
Ground rent expenses	2,375	2,066	447	451	398
Marketing, general, and administrative expenses	9,251	10,071	9,560	10,155	16,379
Observatory expenses	7,831	7,109	7,120	6,981	5,687
Construction expenses	5,423	6,095	12,795	14,283	5,468
Real estate taxes	23,702	21,870	18,186	18,373	17,191
Acquisition expenses	—	2,647	735	—	138,140
Depreciation and amortization	48,799	37,880	28,637	30,115	27,375

Total operating expenses	139,129	126,029	112,629	116,218	244,693

Total operating income (loss)	31,282	43,412	42,539	24,088	(117,110)
Other income (expense)
Interest expense	(19,816)	(17,674)	(14,629)	(14,337)	(13,147)
Gain on consolidation of non-controlled entities	—	—	—	—	322,563

Income before income taxes	11,466	25,738	27,910	9,751	192,306
Income tax (expense) benefit	(502)	(3,004)	(2,629)	1,480	1,125

Net income	10,964	22,734	25,281	11,231	193,431
Perpetual preferred unit distributions	(235)	(241)	—	—	—
Net income attributable to non-controlling interests	(6,587)	(14,171)	(15,447)	(6,862)	(118,186)

Net income attributable to Empire State Realty Trust, Inc.	$4,142	$8,322	$9,834	$4,369	$75,245

Weighted average common shares outstanding
Basic	103,022	97,729	95,573	95,575	95,463

Diluted	265,779	263,041	245,941	245,821	244,420

Net income per share attributable to Empire State Realty Trust, Inc.
Basic	$0.04	$0.09	$0.10	$0.05	$0.79

Diluted	$0.04	$0.09	$0.10	$0.05	$0.79

Dividends per share	$0.085	$0.085	$0.085	$0.085	$0.0795

Fourth Quarter 2014

Funds from Operations (“FFO”), Modified Funds From Operations (“Modified FFO”), Core Funds from Operations (“Core FFO”), Core Funds Available for Distribution (“Core FAD”) and EBITDA

(unaudited and in thousands, except per share amounts)

					Period from October 7, 2013
	Three Months Ended				through
	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014	December 31, 2013
Reconciliation of Net Income to FFO, Modified FFO and Core FFO
Net Income	$10,964	$22,734	$25,281	$11,231	$193,431
Preferred unit distributions	(235)	(241)	—	—	—
Real estate depreciation and amortization	48,711	37,797	28,556	30,052	27,352

FFO	59,440	60,290	53,837	41,283	220,783
Amortization of below-market ground lease	2,001	1,750	426	426	398

Modified FFO	61,441	62,040	54,263	41,709	221,181
Gain on settlement of lawsuit related to the Observatory, net of income taxes	—	—	(540)	—	—
Private perpetual preferred exchange offering expenses	—	407	950	—	—
Acquisition expenses	—	2,647	735	—	138,140
Prepayment penalty and deferred financing costs write-off	3,771	—	—	—	—
Gain on consolidation of non-controlled entities	—	—	—	—	(322,563)
Severance expenses	—	—	—	—	2,738
Retirement equity compensation expenses	—	—	—	—	2,297

Core FFO	$65,212	$65,094	$55,408	$41,709	$41,793

Total weighted average shares and Operating Partnership Units
Basic	265,779	263,041	245,941	245,821	244,420

Diluted	265,779	263,041	245,941	245,821	244,420

FFO per share
Basic	$0.22	$0.23	$0.22	$0.17	$0.90

Diluted	$0.22	$0.23	$0.22	$0.17	$0.90

Modified FFO per share
Basic	$0.23	$0.24	$0.22	$0.17	$0.90

Diluted	$0.23	$0.24	$0.22	$0.17	$0.90

Core FFO per share
Basic	$0.25	$0.25	$0.23	$0.17	$0.17

Diluted	$0.25	$0.25	$0.23	$0.17	$0.17

Reconciliation of Core FFO to Core FAD
Core FFO	$65,212	$65,094	$55,408	$41,709	$41,793
Add:
Amortization of deferred financing costs	1,541	2,653	1,375	1,090	1,074
Non-real estate depreciation and amortization	88	83	80	65	23
Amortization of non-cash compensation expense	813	939	944	1,025	697
Amortization of debt discount	668	356	—	—	—
Deduct:
Straight-line rental revenues	(7,613)	(8,543)	(10,979)	(12,580)	(8,932)
Amortization of debt premiums	(1,753)	(1,622)	(738)	(556)	(922)
Above/below-market rent revenue	(5,613)	(4,568)	(2,028)	(1,884)	(1,903)
FF&E purchases	—	—	(3)	(6)	(853)
Tenant improvements—second generation	(1,020)	(3,090)	(3,250)	(1,038)	(1,219)
Building improvements—second generation	(2,391)	(893)	(344)	(1,106)	(1,030)
Leasing commissions—second generation	(386)	(1,401)	(1,229)	(880)	(6,909)

Core FAD	$49,546	$49,008	$39,236	$25,839	$21,819

Core FAD per share
Basic	$0.19	$0.19	$0.16	$0.11	$0.09

Diluted	$0.19	$0.19	$0.16	$0.11	$0.09

Reconciliation of Net Income to EBITDA
Net income	$10,964	$22,734	$25,281	$11,231	$193,431
Perpetual preferred unit distributions	(235)	(241)	—	—	—
Interest expense	19,816	17,674	14,629	14,337	13,147
Income tax expense (benefit)	502	3,004	2,629	(1,480)	(1,125)
Depreciation and amortization	48,799	37,880	28,637	30,115	27,375
Acquisition expenses	—	2,647	735	—	138,140
Gain on consolidation of non-controlled entities	—	—	—	—	(322,563)

EBITDA	$79,846	$83,698	$71,911	$54,203	$48,405

Fourth Quarter 2014

Net Operating Income (“NOI”)

(unaudited and dollars in thousands)

					Period from October 7, 2013 through December 31, 2013
	Three Months Ended
	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014
Reconciliation of Net Income to NOI, Cash NOI and Same Store Cash NOI
Net income	$10,964	$22,734	$25,281	$11,231	$193,431
Add:
Marketing, general and administrative expenses	9,251	10,071	9,560	10,155	16,379
Depreciation and amortization	48,799	37,880	28,637	30,115	27,375
Interest expense	19,816	17,674	14,629	14,337	13,147
Construction expenses	5,423	6,095	12,795	14,283	5,468
Acquisition expenses	—	2,647	735	—	138,140
Income tax expense (benefit)	502	3,004	2,629	(1,480)	(1,125)
Less:
Construction revenue	(4,918)	(5,804)	(12,963)	(14,963)	(5,265)
Third-party management and other fees	(451)	(561)	(753)	(611)	(550)
Gain on settlement of lawsuit related to the Observatory	—	—	(975)	—	—
Gain on consolidation of non-controlled entities	—	—	—	—	(322,563)

Net operating income	89,386	93,740	79,575	63,067	64,437
Straight-line rent	(7,613)	(8,543)	(10,979)	(12,580)	(8,932)
Above/below-market lease amortization	(5,613)	(4,568)	(2,028)	(1,884)	(1,903)
Below-market ground lease amortization	2,001	1,750	426	426	398

Cash net operating income	78,161	82,379	66,994	49,029	54,000
Less: 112 West 34th St. and 1400 Broadway cash NOI	(7,553)	(7,381)	—	—	—

Same store cash net operating income	$70,608	$74,998	$66,994	$49,029	$54,000

Fourth Quarter 2014

Debt Summary

(unaudited and dollars in thousands)

		Weighted Average
		Interest	Maturity
Debt Summary	Balance	Rate	(Years)
Fixed rate mortgage debt	$746,917	5.53%	3.7
Exchangeable senior notes	250,000	2.63%	4.6

Total fixed rate debt	996,917	4.80%	3.9
Variable rate mortgage debt	135,146	1.65%	1.9
Term loan and credit facility	470,000	1.46%	3.4
Total variable rate debt	605,146	1.50%	3.1

Total debt	1,602,063	3.55%	3.6

Premium/discount	9,589

Total	$1,611,652

Available Borrowing	Facility	Outstanding at December 31, 2014	Letters of Credit	Remaining Capacity at December 31, 2014
Mortgages	$—	$882,063	$—	$—
Exchangeable senior notes	—	250,000	—	—
Term loan and credit facility (1)	800,000	470,000	—	330,000

Total	$800,000	$1,602,063	$—	$330,000

Covenant Summary	Required	Current Quarter	In Compliance
Secured Credit Facility
Maximum Total Leverage	< 60%	29.9%	Yes
Maximum Secured Debt	< 40%	16.8%	Yes
Minimum Fixed Charge Coverage	> 1.5x	3.5x	Yes
Maximum Variable Rate Indebtedness	< 25%	11.2%	Yes
Maximum Secured Recourse Indebtedness	< 10%	0%	Yes
Minimum Tangible Net Worth	$689,800	$933,930	Yes

Notes:

(1)	The term loan and credit facility has an accordion feature allowing for an increase in maximum aggregate principal balance to $1.25 billion under certain circumstances.
(2)	Subsequent to December 31, 2014, the Company terminated the $800.0 million secured term loan and credit facility and entered into a new $800.0 million unsecured revolving credit facility, which, like the previous facility, has an accordion feature that allows for an increase in capacity to $1.25 billion under certain circumstances. The facility matures in January 2019 with two additional six-month extension options.

Fourth Quarter 2014

Debt Detail

(unaudited and dollars in thousands)

	Stated Interest Rate (%)	Current Interest Rate (%)	Principal Balance	Maturity Date	Amortization
Fixed rate mortgage debt:
10 Union Square	6.00%	6.00%	$20,641	5/1/2017	30 years
10 Bank Street	5.72%	5.72%	32,847	6/1/2017	30 years
1542 Third Avenue	5.90%	5.90%	18,628	6/1/2017	30 years
First Stamford Place	5.65%	5.65%	242,295	7/5/2017	30 years
383 Main Avenue, Norwalk, CT	5.59%	5.59%	29,852	7/5/2017	30 years
1010 Third Avenue and 77 West 55th Street	5.69%	5.69%	27,595	7/5/2017	30 years
1333 Broadway	6.32%	6.32%	69,575	1/5/2018	30 years
1400 Broadway (first lien mortgage loan)	6.12%	6.12%	69,689	2/5/2018	30 years
1400 Broadway (second lien mortgage loan)	3.35%	3.35%	9,803	2/5/2018	30 years
112 West 34th Street (first lien mortgage loan)	6.01%	6.01%	77,484	4/5/2018	30 years
112 West 34th Street (second lien mortgage loan)	6.56%	6.56%	9,763	4/5/2018	30 years
1350 Broadway (first lien mortgage loan)	5.87%	5.87%	38,900	4/5/2018	Interest only
Metro Center	3.59%	3.59%	99,845	11/5/2024	30 years

Total fixed rate mortgage debt			746,917
Variable rate mortgage debt:
1359 Broadway	LIBOR plus 1.75%	1.92%	44,146	8/1/2015	25 years
One Grand Central Place	LIBOR plus 1.35%	1.52%	91,000	11/5/2017	Interest only

Total variable rate mortgage debt			135,146

Total mortgage debt			882,063
Secured Revolving Credit Facility	LIBOR plus 1.20%	1.37%	170,000	10/5/2017	Interest only
Secured Term Credit Facility	LIBOR plus 1.35%	1.52%	300,000	10/5/2018	Interest only
Exchangeable senior notes	2.63%	2.63%	250,000	8/15/2019	Interest only

Total / weighted average debt		3.55%	1,602,063

Premium/discounts			9,589

Total			$1,611,652

Fourth Quarter 2014

Debt Maturities and Ground Lease Commitments

(unaudited and dollars in thousands)

Year	Amortization	Maturities (1)	Total	Percentage of Total Debt	Weighted Average Interest Rate of Maturing Debt
2015	$11,772	$44,146	$55,918	3.5%	1.92%
2016	12,387	—	12,387	0.8%	n/a
2017	10,070	616,760	626,830	39.1%	3.92%
2018	2,880	562,210	565,090	35.3%	3.67%
2019 and thereafter	14,163	327,675	341,838	21.3%	2.90%

Total debt	$51,272	$1,550,791	1,602,063	100.0%	3.55%

Premium/discount			9,589

Total			$1,611,652

Note:

(1)	Assumes no extension options are exercised.

Debt Maturity Profile

Ground Lease Commitments

Year	1350 Broadway	1400 Broadway	112 West 34th Street	Total
2015	$108	$675	$735	$1,518
2016	108	675	735	1,518
2017	108	675	735	1,518
2018	108	675	735	1,518
2019	108	675	735	1,518
Thereafter	2,547	13,500	42,201	58,248

	$3,087	$16,875	$45,876	$65,838

Fourth Quarter 2014

Supplemental Definitions

Funds From Operations (“FFO”)

The Company computes FFO in accordance with the “White Paper” on FFO published by the National Association of Real Estate Investment Trusts, or NAREIT, which defines FFO as net income (loss) (determined in accordance with GAAP), excluding impairment writedowns of investments in depreciable real estate and investments in in-substance real estate investments, gains or losses from debt restructurings and sales of depreciable operating properties, plus real estate-related depreciation and amortization (excluding amortization of deferred financing costs), less distributions to non-controlling interests and gains/losses from discontinued operations and after adjustments for unconsolidated partnerships and joint ventures. FFO is a widely recognized non-GAAP financial measure for REITs that the Company believes, when considered with financial statements determined in accordance with GAAP, is useful to investors in understanding financial performance and providing a relevant basis for comparison among REITS. In addition, FFO is useful to investors as it captures features particular to real estate performance by recognizing that real estate has generally appreciated over time or maintains residual value to a much greater extent than do other depreciable assets. Investors should review FFO, along with GAAP net income, when trying to understand an equity REIT’s operating performance. The Company presents FFO because it considers it an important supplemental measure of its operating performance and believes that it is frequently used by securities analysts, investors and other interested parties in the evaluation of REITs. However, because FFO excludes depreciation and amortization and captures neither the changes in the value of the Company’s properties that result from use or market conditions nor the level of capital expenditures and leasing commissions necessary to maintain the operating performance of its properties, all of which have real economic effect and could materially impact the Company’s results of operations, the utility of FFO as a measure of its performance is limited. There can be no assurance that FFO presented by the Company is comparable to similarly titled measures of other REITs. FFO does not represent cash generated from operating activities and should not be considered as an alternative to net income (loss) determined in accordance with GAAP or to cash flow from operating activities determined in accordance with GAAP. FFO is not indicative of cash available to fund ongoing cash needs, including the ability to make cash distributions. Although FFO is a measure used for comparability in assessing the performance of REITs, as the NAREIT White Paper only provides guidelines for computing FFO, the computation of FFO may vary from one company to another.

Modified Funds From Operations (“Modified FFO”)

Modified FFO adds back an adjustment for any above or below-market ground lease amortization to traditionally defined FFO. The Company considers this a useful supplemental measure in evaluating the operating performance of the Company due to the non-cash accounting treatment under GAAP, which stems from the third quarter 2014 acquisition of the two option properties as they carry significantly below market ground leases, the amortization of which is material to the Company’s overall results. The Company presents Modified FFO because it considers it an important supplemental measure of its operating performance in that it adds back the non-cash amortization of below-market ground leases. There can be no assurance that Modified FFO presented by the Company is comparable to similarly titled measures of other REITs. Modified FFO does not represent cash generated from operating activities and should not be considered as an alternative to net income (loss) determined in accordance with GAAP or to cash flow from operating activities determined in accordance with GAAP. Modified FFO is not indicative of cash available to fund ongoing cash needs, including the ability to make cash distributions.

Core Funds From Operations (“Core FFO”)

Core FFO adds back to Modified FFO the following items associated with the Company’s initial public offering, or IPO, and formation transactions: gain on consolidation of non-controlling entities, acquisition expenses, severance expenses and retirement equity compensation expenses. It also adds back private perpetual preferred exchange offering expenses, prepayment penalty expense, deferred financing costs write-off, acquisition expenses and gain on settlement of lawsuit related to the Observatory, net of income taxes. The Company presents Core FFO because it considers it an important supplemental measure of its operating performance in that it excludes items associated with its IPO and formation transactions and other non-recurring items. There can be no assurance that Core FFO presented by the Company is comparable to similarly titled measures of other REITs. Core FFO does not represent cash generated from operating activities and should not be considered as an alternative to net income (loss) determined in accordance with GAAP or to cash flow from operating activities determined in accordance with GAAP. Core FFO is not indicative of cash available to fund ongoing cash needs, including the ability to make cash distributions.

Core Funds Available for Distribution (“Core FAD”)

In addition to Core FFO, the Company presents Core FAD by (i) adding to Core FFO non-real estate depreciation and amortization, the amortization of deferred financing costs, amortization of debt discounts and non-cash compensation expense and (ii) deducting straight line rent, recurring second generation leasing commissions, tenant improvements, prebuilts, capital expenditures, furniture, fixtures & equipment purchases, amortization of debt premiums and above/below market rent revenue. Core FAD is presented solely as a supplemental disclosure that management believes provides useful information regarding the Company’s ability to fund its dividends. Core FAD does not represent cash generated from operating activities and should not be considered as an alternative to net income (loss) determined in accordance with GAAP or to cash flow from operating activities determined in accordance with GAAP. Core FAD is not indicative of cash available to fund ongoing cash needs, including the ability to make cash distributions. There can be no assurance that Core FAD presented by the Company is comparable to similarly titled measures of other REITs.

Net Operating Income

Net Operating Income, or NOI is a non-GAAP financial measure of performance. NOI is used by investors and the Company’s management to evaluate and compare the performance of the Company’s properties and to determine trends in earnings and to compute the fair value of its properties as it is not affected by; (i) the cost of funds of the property owner, (ii) the impact of depreciation and amortization expenses as well as gains or losses from the sale of operating real estate assets that are included in net income computed in accordance with GAAP, (iii) acquisition expenses and formation transaction expenses; or (iv) general and administrative expenses and other gains and losses that are specific to the property owner. The cost of funds is eliminated from net operating income because it is specific to the particular financing capabilities and constraints of the owner. The cost of funds is also eliminated because it is dependent on historical interest rates and other costs of capital as well as past decisions made by the Company regarding the appropriate mix of capital which may have changed or may change in the future. Depreciation and amortization expenses as well as gains or losses from the sale of operating real estate assets are eliminated because they may not accurately represent the actual change in value in the Company’s office or retail properties that result from use of the properties or changes in market conditions. While certain aspects of real property do decline in value over time in a manner that is reasonably captured by depreciation and amortization, the value of the properties as a whole have historically increased or decreased as a result of changes in overall economic conditions instead of from actual use of the property or the passage of time. Gains and losses from the sale of real property vary from property to property and are affected by market conditions at the time of sale which will usually change from period to period. These gains and losses can create distortions when comparing one period to another or when comparing the Company’s operating results to the operating results of other real estate companies that have not made similarly timed, purchases or sales. The Company also excludes private perpetual exchange offering expenses and gain on settlement of lawsuit related to the Observatory, net of income taxes. The Company believes that eliminating these costs from net income is useful because the resulting measure captures the actual revenue, generated and actual expenses incurred in operating its properties as well as trends in occupancy rates, rental rates and operating costs. However, the usefulness of NOI is limited because it excludes general and administrative costs, interest expense, interest income and other expense, depreciation and amortization expense and gains or losses from the sale of properties, and other gains and losses as stipulated by GAAP, the level of capital expenditures and leasing costs necessary to maintain the operating performance of the Company’s properties, all of which are significant economic costs. NOI may fail to capture significant trends in these components of net income which further limits its usefulness. NOI is a measure of the operating performance of the Company’s properties but does not measure its performance as a whole. NOI is therefore not a substitute for net income as computed in accordance with GAAP. This measure should be analyzed in conjunction with net income computed in accordance with GAAP and discussions elsewhere in this Supplemental Package regarding the components of net income that are eliminated in the calculation of NOI. Other companies may use different methods for calculating NOI than the Company does.

EBITDA

The Company computes EBITDA as net income plus perpetual preferred unit distributions, interest expense, income taxes, depreciation and amortization, acquisition expenses, and gain on consolidation of non-controlled entities. The Company presents EBITDA because it believes that EBITDA, along with cash flow from operating activities, investing activities and financing activities, provides investors with an additional indicator of its ability to incur and service debt. EBITDA should not be considered as an alternative to net income (determined in accordance with GAAP), as an indication of the Company’s financial performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP), or as a measure of its liquidity.